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                                                                    EXHIBIT 10.5

                            FORM OF AFFILIATE LETTER

                            __________________, 2000

S-E Educational Holding Corp.
___________________
___________________
___________________

Ladies and Gentlemen:

     Pursuant to the terms of a Contribution Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), dated as of November 14, 2000 by and among S-E Educational Holding Corp., a newly-formed Delaware corporation ("The Company"), Earlychildhood.com, LLC, a California limited liability company ("Earlychildhood.com"), SmarterKids.com, Inc., a Delaware corporation ("SmarterKids.com"), and S-E Educational Merger Corp., a newly-formed Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), the combination of Earlychildhood.com and SmarterKids.com shall be effected through (i) the contribution to The Company by the holders of LLC Interests of all of the right, title and interest in and to their entire ownership interest in Earlychildhood.com (the "Contribution") and (ii) the merger of Merger Sub with and into SmarterKids.com such that SmarterKids.com becomes a wholly-owned subsidiary of The Company (the "Merger" and, collectively with the Contribution, the "Transactions"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

     As a result of the Transactions, I shall receive common stock, par value $.01 per share, of the Company (the "Company Common Stock") in exchange for my [SmarterKids.com Common Stock/LLC Interest].

     I have been advised that as of the date of this letter I may be deemed to be (but do not hereby admit to be) an "affiliate" of [Earlychildhood.com/SmarterKids.com], as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act").

          1. I represent, warrant and covenant to the Company that in the event I receive any Company Common Stock as a result of the Transactions:

          A. I shall not make any sale, transfer or other disposition of the Company Common Stock in violation of the Act or the Rules and Regulations.

          B. I have carefully read this letter and the Merger Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Company Common Stock to the extent I felt necessary, with my counsel or counsel of [SmarterKids.com/Earlychildhood.com].



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          C.  I have been advised that the issuance of the Company Common Stock to me as a result of the Transactions has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, since at the time the [Merger/Contribution] was submitted [for a vote of the stockholders of SmarterKids.com] /[for a vote of the holders of equity interests in Earlychildhood.com], I may be deemed to have been an affiliate of [SmarterKids.com/Earlychildhood.com] and any subsequent distribution by me of the Company Common Stock issued to me in the Transactions has not been registered under the Act, I may not sell, transfer or otherwise dispose of the Company Common Stock issued to me in the Transactions unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with Rule 145 promulgated by the Commission under the Act or (iii) in the opinion of counsel reasonably acceptable to the Company or a "no action" letter obtained by the undersigned from the staff of the Commission, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

          D. I understand that, except as may be set forth in that certain Registration Rights Agreement, dated as of November __, 2000, by and among the Company and certain stockholders of the Company listed on Schedule A thereto, the Company is under no obligation to register the sale, transfer or other disposition of the Company Common Stock by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

          E. I also understand that the Company may give stop transfer instructions to its transfer agent with respect to the Company Common Stock to enforce the restrictions on the undersigned set forth herein and that it reserves the right to place on the certificates for the Company Common Stock issued to the undersigned, or any substitutions therefor, a legend stating in substance:

          "The securities represented by this certificate have been issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies and may be sold or otherwise transferred in compliance with the requirements of Rule 145 or pursuant to a registration statement under said Act or an exemption from such registration."

          F. I also understand that unless the transfer, by the undersigned, of the Company Common Stock of the undersigned has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, the Company reserves the right to put the following legend on the certificates issued to transferees of the undersigned:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145, promulgated under the Securities Act of 1933, applies. The securities have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."



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     Execution of this letter should not be considered an admission on my part that I am an "affiliate" of [SmarterKids.com/Earlychildhood.com] as described above or as a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter.

          2. By the Company's acceptance of this letter, the Company hereby agrees with the undersigned to the extent applicable as follows:

          A. For so long as and to the extent necessary to permit the undersigned to sell the Company Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Act, the Company shall (a) use its reasonable efforts to (i) file, on a timely basis, all reports and data required to be filed with the Commission by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) furnish to the undersigned upon request a written statement as to whether the Company complied with such reporting requirements during the 12 months preceding any proposed sale of the Company Common Stock by the undersigned under Rule 145, and (b) otherwise use its reasonable efforts to permit such sales pursuant to Rule 145 and Rule 144. the Company has filed all reports required to be filed with the Commission under Section 13 of the Exchange Act during the preceding 12 months.

          B. It is understood and agreed that certificates with the legend set forth in paragraphs E and F of Section 1 above will be substituted by delivery of certificates without such legend if (i) transfer by the undersigned of the Company Common Stock of the undersigned has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, (ii) one year shall have elapsed from the date the undersigned acquired the Company Common Stock, received in the Transactions and the provisions of Rule 145(d)(2) are then available to the undersigned, (iii) two years shall have elapsed from the date the undersigned acquired the Company Common Stock received in the Transactions and the provisions of Rule 145(d)(3) are then applicable to the undersigned, or
(iv) the Company has received either an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to it, or a "no-action" or interpretive letter obtained by the undersigned from the staff of the Commission, to the effect that the restrictions imposed by Rule 144 and Rule 145 under the Act no longer apply to the undersigned.

                                    Very truly yours,



                                    _________________________________
                                    Name:



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Accepted this ________ day of

____________________, 2000 by





S-E EDUCATIONAL HOLDINGS CORP.

By:
   ______________________________________
Name:
Title:




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